Supplement to
Fidelity's California
Municipal Funds
April 26, 2001 Prospectus

Shareholder Meeting. On or about July 18, 2001, a meeting of the shareholders of Fidelity California Municipal Money Market Fund and Spartan California Municipal Money Market Fund will be held to vote on various proposals, including modifications to each fund's management contract. Shareholders of record on May 21, 2001 are entitled to vote at the meeting. The proposed management contract modifications for Spartan California Municipal Money Market Fund include a proposal to modify the list of enumerated expenses borne directly by the fund under its present management contract to include annual premiums payable on or after January 1, 2004, if any, for insurance coverage provided by a captive mutual insurance company. The proposed management contract modifications for each fund include a proposal to allow Fidelity Management and Research Company and the trust, on behalf of the funds, to modify their management contracts subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

CMS-01-03 May 21, 2001
1.479535.106